Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of ___________by and among BIOTRICITY, INC., a Nevada corporation (the “Company”), and the subscribers identified on the signature pages hereto (each, a “Subscriber” and collectively, the “Subscribers”).

RECITALS

WHEREAS, the Company seeks to sell a maximum of $10,000,000 (or such higher amount as the Company’s Board of Directors shall determine) (the “Total Amount”) in Convertible Promissory Notes in the form annexed hereto as Exhibit B (each, a “Note” and collectively, the “Notes”) and, subject to Section 1.1 below, Warrants to purchase shares of the Company’s common stock as provided in the Note and in the form of warrant agreement annexed hereto as Exhibit C (each, a “Warrant” and collectively, the “Warrants”) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated under the Securities Act (the “Offering”);

WHEREAS, each Subscriber wishes to purchase a Note with the principal amount as set forth on such subscriber’s respective Signature Page to this Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Subscribers hereby agree as follows:

1. PURCHASE OF CONVERTIBLE PROMISSORY NOTES.

1.1 Subscription. Each Subscriber hereby subscribes (the “Subscription”)to purchase a Note in the amount set forth on such Subscriber’s respective signature page hereto (the “Subscription Amount”). This Subscription shall become effective when (a) it has been duly executed by the Subscriber, (b) this Agreement has been accepted and agreed to by the Company and (c) the Company has effectuated a Closing as set forth in Section 1.5 hereof. Each Subscriber shall be entitled to receive a Warrant as provided in such Subscriber’s Note.

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1.2 Payment for Subscription. Each Subscriber agrees that the Subscription Amount to the Company for the amount of the Subscriber’s Subscription is to be made upon submission of this Agreement in the form included in these Subscription Documents (as hereinafter defined) by check or by wire transfer to an account designated by the Company. Such funds will be returned promptly, without interest or offset if the Subscriber’s subscription is not accepted by the Company for any reason or no reason, or the Offering is terminated pursuant to its terms by the Company prior to the applicable closing of the Offering.

1.3 Deposit of Funds. The Company shall hold all funds in escrow until such time as it closes on the corresponding subscriptions. If the Company rejects a subscription, either in whole or in part (which decision is in their sole discretion), the rejected subscription funds or the rejected portion thereof will be returned promptly to the Subscriber without interest accrued thereon.

1.4 Terms and Conditions. The Company shall have the right to accept or reject a Subscription, in whole or in part, for any reason whatsoever, including, but not limited to, the belief of the Company that a Subscriber cannot bear the economic risk of an investment in the Company, is not capable of evaluating the merits and risks of an investment in the Company or is not an “Accredited Investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, or for no reason at all.

1.5 Closing. An initial closing may occur once a minimum amount of Subscriptions are received by the Company, as further set forth below, and additional closings under the Offering may take place thereafter from time to time as subscriptions are received by the Company:

(a) The closing of the Subscriptions for the Notes and Warrants shall occur in one or more closings (collectively, the “Closings” and each, without distinction, a “Closing”). Each Closing shall be held remotely by the electronic exchange of documents and funds, at 10:00 a.m. Eastern Time, or at such other time and by such means upon which the Company and the Subscribers purchasing the Notes at such Closing shall agree.

(b) The first such Closing (the “Initial Closing”) for an aggregate amount of at least $100,000 in principal amount of Notes (the “Minimum Amount”) shall take place on a date determined by the Company within 10 days of the date upon which the Company shall have received Subscriptions having an aggregate principal amount equal to the Minimum Amount. The Notes and Warrants issued at the Initial Closing shall be documented in a Schedule of Purchasers maintained by the Company (the “Schedule of Purchasers”).

(c) At any time after the Initial Closing, to the extent that (i) Subscribers already party to this Agreement and/or additional Subscribers agree by execution of a signature page hereto to purchase additional Notes, up to a balance of the Total Amount, the Company shall, within 10 days thereafter, hold an additional Closing with respect to the purchase of such Notes (each, a “Subsequent Closing”); provided, however, that the aggregate purchase price of Notes issued at the Initial Closing and all Subsequent Closings may not exceed the Total Amount unless otherwise approved by the Company’s Board of Directors. Other than expressly provided above in this Section 1.5(c) and in Section 1.5(d) below, there shall be no conditions precedent to a Subsequent Closing. Upon each Subsequent Closing, the Company shall amend the Schedule of Purchasers. The terms of the transactions consummated at each Subsequent Closing shall be identical to the terms of the transactions consummated at the Initial Closing, excepting the date of issuance of the Notes shall be the date of such Subsequent Closing and the maturity of such Notes shall run from the date of the Initial Closing. The Notes issued in each Subsequent Closing shall be issued to the Subscribers in the principal amount shown for each Subscriber with respect to such Subsequent Closing on the amended Schedule of Purchasers.

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(d) Closing Deliveries.

(i) At or prior to the applicable Closing, each Subscriber participating in such Closing shall deliver to the Company:

(A) a duly executed copy of this Agreement together with the duly executed Investor Questionnaire in the form attached hereto as Exhibit A, completed to the satisfaction of the Company;

(B) the Subscription Amount in the manner prescribed by Section 1.2 hereto; and

(C) a duly executed counterpart signature page to the Registration Rights Agreement, in the form attached hereto as Exhibit [D] (the “Registration Rights Agreement”).

(ii) At the final Closing, the Company shall deliver to the Placement Agent the legal opinion of counsel to the Company, dated as of the initial Closing date, in form and substance reasonably satisfactory to counsel for the Placement Agent.

(iii) At or prior to the applicable Closing, the Company shall deliver to the Subscribers:

(A) fully executed Notes for the Subscription Amount and on the last closing fully executed Warrants, against payment therefor;

(B) at the final closing a duly executed Officer’s Certificate certifying (A) the Company has performed in all material respects all obligations required to be performed by it at or prior to or contemporaneously with the closing under this Agreement, and (B) the representations and warranties of the Company set forth in Section 2.1 herein were true and correct in all material respects as of the date of this Agreement and are true and correct in all material respects as of the applicable Closing; and

(C) at the final closing a duly executed Secretary’s Certificate certifying (A) the resolutions of the Company’s Board of Directors approving (i) this Agreement, the Registration Rights Agreement, the Notes, the Warrants, the PA Warrants, and each of the other agreements and documents entered into or delivered by the parties hereto in connection with the transactions contemplated hereby or thereby (the “Transaction Documents”) and (ii) the consummation of the transactions contemplated hereby and thereby.

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(iv) At each Closing, the Company shall deliver to the Placement Agent the applicable cash Commission and at the final closing the PA Warrants dated as of the final Closing date.

(v) At or before the final Closing of the Offering, the Company shall deliver to each of the Subscribers in the Offering, a fully executed and compiled copy of the Registration Rights Agreement.

2. REPRESENTATIONS AND WARRANTIES.

2.1 Representations and Warranties by the Company. The Company represents and warrants to each Subscriber, except as and to the extent set forth in the publicly available reports, schedules, forms, statements and other documents filed by the Company with the Securities Exchange Commission (the “SEC”), since the fiscal year ended March 31, 2019 and before the trading day immediately prior to the date hereof (the “SEC Reports”), to the extent the relevance of the disclosure is reasonably apparent, as follows (it being specifically acknowledged and agreed that the Placement Agent shall be a third party beneficiary of the following), in each case as of the date hereof and as of each Closing to the best of the Company’s knowledge:

(a) Authorization. The Company has all corporate right, power and authority to enter into this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby. All corporate action on the part of the Company, its directors and stockholders necessary for the: (i) authorization execution, delivery and performance of the Transaction Documents by the Company; (ii) authorization, sale, issuance and delivery of the Notes and Warrants (including the PA Warrants) and the other transactions contemplated hereby and the performance of the Company’s obligations under the Transaction Documents; and (iii) authorization, issuance and delivery of the securities issuable upon conversion of the Notes or exercise of the Warrants (including the PA Warrants), has been taken. The Company has reserved (a) shares of its Common Stock for issuance upon exercise of the Warrants (including the PA Warrants) and (b) shares of its Common Stock for issuance upon conversion of the Notes. The securities issuable upon conversion of the Notes and exercise of the Warrants (including the PA Warrants) will be validly issued, fully paid and nonassessable. The issuance and sale of the securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this Offering. The Company is not in default of any other obligations, including any promissory notes or debentures.

(b) Enforceability. Assuming this Agreement and each other Transaction Document has been duly and validly authorized, executed and delivered by the parties hereto and thereto other than the Company, each Transaction Document to which the Companyis a party has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally.

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(c) No Violations. The execution, delivery and performance of this Agreement, the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrants and the securities issuable upon the conversion of the Notes or exercise of the Warrants (including the PA Warrants)) will not (i) result in a violation of the Articles of Incorporation of the Company or other organizational documents of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company by which any property or asset of the Company is bound or affected.

(d) Litigation. (i) To the best knowledge of the Company, there are no legal or governmental proceedings against the Company pending or threatened (in writing) which could materially adversely affect the business, property, financial condition or operations of the Company or which materially and adversely questions the validity of this Agreement or any other Transaction Documents or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

(ii) To the best knowledge of the Company, there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation or investigation, proceeding or demand letter pending, or to the knowledge of the Company threatened, against the Company, which if adversely determined would reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder or under any other Transaction Document to which the Company is a party. There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation or investigation, proceeding or demand letter pending, or to the knowledge of the Company threatened, against or affecting the Company or any of its subsidiaries that, if adversely determined, would reasonably be expected to have a material adverse effect on the Company and its subsidiaries (taken as a whole). There are no outstanding orders, writs, judgments, decrees, injunctions or settlements that would reasonably be expected to have a material adverse effect on the Company and its subsidiaries (taken as a whole).

(e) Intellectual Property. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted without any known infringement of the rights of others. The Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

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(f) Title to Assets. The Company has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) those resulting from taxes which have not yet become delinquent; (ii) liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and (iii) those that have otherwise arisen in the ordinary course of business. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

(g) Capitalization. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the SEC Reports and the Company has not issued any capital stock (other than de minimis grants made to service providers in the ordinary course of business or as set forth on Schedule 2.1(g) since its most recently filed periodic report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company was issued in violation of any preemptive or other similar rights of any security holder of the Company. Except as disclosed in the SEC Reports, (i) no shares of capital stock of the Company are reserved for any purpose, (ii) no outstanding securities are convertible into or exchangeable for any shares of capital stock of the Company, and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of capital stock or any other securities of the Company.

(h) Financial Statements. The consolidated financial statements ofthe Company and its subsidiaries (including all notes and schedules thereto) included or incorporated by reference in the SEC Reports present fairly in all material respects the financial position of such entities at the dates indicated and the statement of operations, stockholders’ equity and cash flows of, or such other permitted financial statements for, such entities for the periods specified, and related schedules and notes thereto, and the unaudited financial information filed with the SEC as part of the SEC Reports, have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, except in the case of unaudited financials which are subject to normal year-end adjustments and do not contain certain footnotes. Any pro forma financial statements and the related notes thereto included in the SEC Reports present fairly in all material respects the information shown therein, have been prepared in all material respects in accordance with the SEC’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and subject to such rules and guidelines, the Company believes the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the SEC Reports under the Securities Act or the rules promulgated thereunder.

(i) Investment Company. The Company is not, and after the conclusion of this Offering will not become, an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

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(j) No Solicitation. Neither the Company nor any person participating on the Company’s behalf in the transactions contemplated hereby has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the Securities Act, with respect to any of the securities being offered hereby.

(k) Blue Sky. The Company agrees to file a Form D with respect to the sale of the securities offered hereby under Regulation D of the rules and regulations promulgated under the Securities Act. The Company shall take such action as the Company shall reasonably determine is necessary to qualify the securities for sale to the Subscriber pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification).

(l) Non-Contravention. The execution, delivery and performance of this Agreement by the Company will not (i) violate any law, treaty, rule or regulation applicable to or binding upon the Company or any of its properties or assets, or (ii) result in a breach of any contractual obligation to which the Company is a party or by which it or any of its properties or assets is bound that would reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations under this Agreement.

(m) FDA Regulation. (i) Neither the Company nor any of its subsidiaries has made any knowingly false statements on, or, to the best knowledge of the Company, uncorrected or uncompleted material omissions from, any applications, approvals, reports or other submissions to any applicable regulatory authority, or in or from any other records and documentation prepared or maintained to comply with the requirements of the United States Food and Drug Administration (the “FDA”) or any comparable regulatory authority relating to the Company’s product candidates.

(ii) Neither the Company nor any of its subsidiaries has received any written notice or other communication from the FDA or any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA regarding material non-compliance with the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. §301 et seq, (the “FDCA”) and applicable FDA regulations or similar laws, statutes, ordinances, rules or regulations of any other foreign, federal, state or local governmental or regulatory authority, including, but not limited to, any deficiency, or any other compliance or enforcement action. There has not been any material non-compliance with or violation of any applicable laws by the Company or any of its subsidiaries that could reasonably be expected to require the issuance of any such communication, or an investigation, corrective action or enforcement action by the FDA or similar governmental or regulatory authorities. To the Company’s knowledge, no review or investigation by a governmental or regulatory authority is pending and no such review or investigation has been threatened.

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(iii) The Company to the best of it knowledge has not had any product or manufacturing site (whether Company-owned or, to the Company’s knowledge, that of a contract manufacturer for Company products) subject to a governmental authority (including, without limitation, the FDA) shutdown or import or export prohibition, nor received any FDA Form 483 or other governmental authority notice of inspectional observations, “warning letters,” “untitled letters,” requests to make changes to the Company products, processes or operations, or similar correspondence or notice from the FDA or other governmental authority alleging or asserting material noncompliance with any applicable laws. To the Company’s knowledge, neither the FDA nor any other governmental authority has threatened such action.

(n) Related Party Transactions. No transaction has occurred between or among either of the Company, its subsidiaries and any of their officers or directors, or five percent stockholders or any affiliate or affiliates of any such officer or director or five percent stockholders that is required to be described in and is not described in the SEC Reports.

(o) Internal Controls. The Company is not aware of (i) any material weakness or significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

(p) SEC Reports; Undisclosed Developments. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company or its business, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable law at the time this representation is made or deemed made that has not been publicly disclosed at least two trading days prior to the date that this representation is made.

(q) Absence of Certain Changes. Subsequent to the respective dates as of which information is given in the most recently filed periodic report under the Exchange Act: (i) there has not been any event which would reasonably be expected to result in a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations or business affairs of the Company and its subsidiaries considered as a whole; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would reasonably be expected to materially affect the financial results or financial condition of the Company or any of its subsidiaries. Since the date of the latest balance sheet included in the SEC Reports, neither the Company nor any of its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

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2.2 Survival of Representations and Warranties. The representations and warranties of the Company shall survive the Initial Closing for a period of 12 months and shall be fully enforceable at law or in equity against the Company and the Company’s successors and assigns.

2.3 Disclaimer. It is specifically understood and agreed by each Subscriber that the Company has not made, nor by this Agreement shall be construed to make, directly or indirectly, explicitly or by implication, any representation, warranty, projection, assumption, promise, covenant, opinion, recommendation or other statement of any kind or nature with respect to the anticipated profits or losses of the Company, except as otherwise provided with this Agreement.

2.4 Representations and Warranties by the Subscribers. Each Subscriber represents and warrants to the Company, as of the date hereof and as of each Closing, as follows (it being specifically acknowledged and agreed that the Placement Agent shall be a third party beneficiary of the following):

(a) The Subscriber is acquiring the Notes and the Warrants for the Subscriber’s own account, as principal, for investment purposes only and not with any intention to resell, distribute or otherwise dispose of the Notes or Warrants, as the case may be, in whole or in part.

(b) The Subscriber has had an unrestricted opportunity to: (i) obtain information concerning the Offering, including the Notes, the Warrants, the Company and its proposed and existing business and assets; and (ii) ask questions of, and receive answers from the Company concerning the terms and conditions of the Offering and to obtain such additional information as may have been necessary to verify the accuracy of the information contained in this Agreement or otherwise provided. Such Subscriber acknowledges receipt of copies of the SEC Reports (or access thereto via EDGAR). Neither such inquiries nor any other due diligence investigation conducted by such Subscriber shall modify, limit or otherwise affect such Subscriber’s right to rely on the Company’s representations and warranties contained in this Agreement.

(c) The Subscriber is an Accredited Investor, within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Company, and all information that the Subscriber has provided concerning the Subscriber, the Subscriber’s financial position and knowledge of financial and business mattersis true, correct and complete. The Subscriber acknowledges and understands that the Company will rely on the information provided by the Subscriber in this Agreement and in the Subscriber Questionnaire annexed hereto as Exhibit A for purposes of complying with federal and applicable state securities laws.

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(d) Except as otherwise disclosed in writing by the Subscriber to the Company, the Subscriber has not dealt with a placement agent other than the Placement Agent in connection with the purchase of the securities offered hereunder and agrees to indemnify and hold the Company and its officers and directors harmless from any claims for placement agent or similar fees (other than those of the Placement Agent) in connection with the transactions contemplated herein.

(e) The Subscriber is not relying on the Company, the Placement Agent or any of their respective management, officers, employees, agents, consultants or the Company’s legal counsel with respect to any legal, investment or tax considerations involved in the purchase, ownership and disposition of Notes or Warrants. The Subscriber has relied solely on the advice of, or has consulted with, in regard to the legal, investment and tax considerations involved in the purchase, ownership and disposition of Notes and Warrants, the Subscriber’s own legal counsel, business and/or investment adviser, accountant and tax adviser.

(f) The Subscriber understands that the Notes and the Warrants, or the securities into which either of them may convert or be exercised for, cannot be sold, assigned, transferred, exchanged, hypothecated or pledged, or otherwise disposed of or encumbered except in accordance with the Securities Act or Exchange Act, and that a market may never exist for the resale of any such securities. In addition, the Subscriber understands that the Notes, Warrants or the securities into which they may convert or be exercised for, have not been registered under the Securities Act, or under any applicable state securities or blue sky laws or the laws of any other jurisdiction, and cannot be resold unless they are so registered or unless an exemption from registration is available. The Subscriber understands that there is no current plan to register the Notes, Warrants or the securities into which they may convert or be exercised for.

(g) The Subscriber is willing and able to bear the economic and other risks of an investment in the Company for an indefinite period of time. The Subscriber has read and understands the provisions of this Agreement.

(h) The Subscriber maintains the Subscriber’s domicile and is not merely a transient or temporary resident at the residence address shown on the signature page of this Agreement.

(i) The Subscriber is not participating in the Offering as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; or (iii) any registration statement the Company may have filed with the SEC.

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(j) If the Subscriber is an entity, the Subscriber is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be. The Subscriber has all requisite power and authority to own its properties, to carry on its business as presently conducted, to enter into and perform the Subscription and the agreements, documents and instruments executed, delivered and/or contemplated hereby (collectively, the “Subscription Documents”) to which it is a party and to carry out the transactions contemplated hereby and thereby. The Subscription Documents are valid and binding obligations of the Subscriber, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, which affect enforcement of creditors’ rights generally. If applicable, the execution, delivery and performance of the Subscription Documents to which it is a party have been duly authorized by all necessary action of the Subscriber. The execution, delivery and performance of the Subscription Documents and the performance of any transactions contemplated by the Subscription Documents will not: (i) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under any contract or obligation to which the Subscriber is a party or by which it or its assets are bound, or any provision of its organizational documents (if an entity), or cause the creation of any lien or encumbrance upon any of the assets of the Subscriber; (ii) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to the Subscriber; (iii) require from the Subscriber any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party other than pursuant to federal or state securities or blue sky laws; or (iv) accelerate any obligation under, or give rise to a right of termination of, any agreement, permit, license or authorization to which the Subscriber is a party or by which it is bound.

(k) The Subscriber acknowledges and agrees that the Company intends to raise additional funds, which may be on different terms than the terms of the Notes and Warrants to operate its business and that it will likely suffer dilution as a result thereof.

(l) The Subscriber acknowledges and agrees that the Company will have broad discretion with respect to the use of the proceeds from this Offering, and investors will be relying on the judgment of management regarding the application of these proceeds.

(m) At the time the Subscriber was offered the Notes and the Warrants, it was, and at the date hereof it is, and at each Closing and each date on which the Subscriber converts the Notes and exercises the Warrants the Subscriber will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Subscriber hereby represents that neither the Subscriber nor any of its Rule 506(d) Related Parties is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

(n) The Subscriber understands the various risks of an investment in the Company, and has carefully reviewed the various risk factors described in the Company’s filings with the SEC.

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3. COVENANTS OF THE PARTIES.

3.1 Right Of First Offer. In the event that a Subscriber shall elect to sell all or any portion of a Note or Warrant held by such Subscriber to any person or entity other than an Affiliate (as hereinafter defined), such Subscriber shall first give written notice thereof to the Company, which notice shall set forth the original principal amount of such Note and the Warrant to be sold and the sales price. For a period of 15 days after receipt of such notice, the Company shall have the right to purchase all or any portion of such Note and Warrant at the so specified sales price, exercisable by giving written notice thereof to such Subscriber within such 15-day period. In the event the Company fails to timely exercise such right, such Subscriber may, subject to Section 3.2 hereof, offer and sell such Note and Warrant at the same or a higher price for a period of 180 days after expiration of such 15-day time period. After expiration of such 180-day period, such Subscriber shall not re-offer any of such Note or Warrant without first allowing the Company to exercise the right herein granted.

3.2 Right Of First Refusal. In the event that any Subscriber shall receive and accept a bona fide offer (each, an “Offer”) from any person or entity (other than an Affiliate (as hereinafter defined) or another original holder of Notes) to purchase all or any portion of the Notes or Warrants of such Subscriber, such Subscriber shall give written notice thereof to the Company, which notice shall be accompanied by a copy of such offer or a detailed description of the terms thereof (each, an “Offer Notice”). For a period of 15 days after receipt of the Offer Notice, the Company may elect to purchase the Notes or Warrants subject to the Offer on the same terms as are described in the Offer Notice by giving notice of such election to such Subscriber within such 15-day period. In the event the Company fails to timely exercise such right, the Subscriber may offer and sell such Notes or Warrants to the party delivering the Offer on the terms of such Offer.

For purposes of this Agreement, the term “Affiliate” shall mean: (a) for purposes of any Subscriber that is an individual, (i) the ancestors, descendants, spouse or private, tax-exempt foundation of such Subscriber, or (ii) a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of such Subscriber and/or such private foundation, ancestors, descendants or spouse; (b) for purposes of any Subscriber that is not an individual, (i) any person controlled by, or under the control of, the Subscriber, or (ii) any member, stockholder, partner or other equity holder of such Subscriber that is an “accredited investor”, as that term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act.

3.3 Injunctive Relief. Each Subscriber acknowledges and agrees that any breach of the covenants contained in this Section 3 shall constitute a material breach of this Agreement and that damages would be an inadequate remedy in the event of such breach. Accordingly, such Subscriber agrees that the Company shall be entitled to the remedy of specific performance in the event of any such breach and hereby consents to, and waives any right to contest, the imposition of any injunction by a court of competent jurisdiction requested by the Company to enforce specific performance of such covenants. Each Subscriber further agrees that should such Subscriber breach any of such covenants and force the Company to obtain an injunction to specifically enforce such covenants, such Subscriber shall reimburse the Company for all costs incurred by the Company in obtaining such injunction, including, without limitation, court costs and reasonable attorneys’ fees and disbursements, all promptly upon receipt of an invoice therefor.

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3.4 Requirement to Apply to List on An Exchange. On or before the nine month anniversary of the maturity date set forth in the Notes, the Company shall apply to list on Nasdaq or the NYSE American or such other major national securities exchange or market as the Company may choose.

3.5 Survival of Rights. The rights and obligations of the parties under this Section 3 shall survive Closing and continue in full force and effect until the effective date of a registration statement for a firmly underwritten initial public offering of the Company’s capital stock under the Securities Act.

4. MISCELLANEOUS.

4.1 Registration Rights. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the shares underlying the Notes and Warrants (including the PA Warrants) under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

4.2 Indemnification.

(a) The Subscriber will, severally and not jointly with any other Subscribers, indemnify and hold harmless the Company and the Placement Agent and their respective officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several (collectively, “Company Claims”), reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Company Claims (or actions or proceedings, whether commenced or threatened, in respect thereof): (i) arise out of or are based upon any untrue statement or untrue statement of a material fact made by the Subscriber and contained in this Agreement; or (ii) arise out of or are based upon any material breach by the Subscriber of any material representation, warranty, or agreement made by the Subscriber contained herein; provided, however, and notwithstanding anything to the contrary, in no event shall the liability of the Subscriber pursuant to this Section 4.2 exceed the principal amount of the Note that the Subscriber purchases pursuant to this Agreement.

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4.3 The Company will indemnify and hold harmless each Subscriber and the Placement Agent and their respective officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns, and each other person, if any, who controls such Subscriber within the meaning of the Securities Act against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several (collectively, “Subscriber Claims”), reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Subscriber Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Notes (or securities issuable upon conversion of the Notes) under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (ii) any untrue statement or alleged untrue statement of a material fact made by the Company in this Agreement; (iii) any breach by the Company of any representation, warranty, or agreement made by it contained herein or in the Note; or (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with the Offering; and will reimburse such Subscriber or other indemnified person, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such claim or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Subscriber or other indemnified party or any such controlling person to the Company.

4.4 Addresses and Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via e-mail transmission prior to 5:00 P.M., New York City time, on a trading day, (b) the next trading day after the date of transmission, if such notice or communication is delivered via e-mail transmission on a day that is not a trading day or later than 5:00 P.M., New York City time, on any trading day, (c) the trading day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address and e-mail address forsuch notices and communications shall be as follows:

If to the Company to:	Biotricty Inc.
275 Shoreline Drive, Suite 150 Redwood
City, California 94065 Telephone: (650)
832-1626 Attention: Waqaas Al-Siddiq
Email: (walsiddiq@biotricity.com)

With copies to:	Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 37th Floor
New York, New York 10036
Facsimile No.: (212) 930-9725
Attention: Gregory Sichenzia
E-mail: gsichenzia@srfllp.law

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If to the Subscriber, to the address and e-mail address set forth on the signature page annexed hereto.

Any such person may by notice given in accordance with this Section 4.4 to the other parties hereto designate another address or person for receipt by such person of notices hereunder.

4.5 Titles and Captions. TITLES and CAPTIONS. All Article and Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and do not in any way define, limit, extend or describe the scope or intent of any provisions hereof.

4.6 Assignability. This Agreement is not transferable or assignable by the undersigned.

4.7 Pronouns and Plurals. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. The singular form of nouns, pronouns and verbs shall include the plural and vice versa.

4.8 Further Action. The parties shall execute and deliver all documents, provide all information and take or forbear from taking all such action as may be necessary or appropriate to achieve the purposes of this Agreement. Each party shall bear its own expenses in connection therewith.

4.9 Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to its conflict of law rules.

4.10 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors, legal representatives, personal representatives, permitted transferees and permitted assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators and successors.

4.11 Integration. This Agreement, together with the remainder of the Subscription Documents of which this Agreement forms a part, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes and replaces all prior and contemporaneous agreements and understandings, whether written or oral, pertaining thereto, including without limitation, the Prior Agreement. No covenant, representation or condition not expressed in this Agreement shall affect or be deemed to interpret, change or restrict the express provisions hereof.

4.12 Amendment. This Agreement, the Notes and the Warrants may be amended only with the written consent of the Company and the holders of a majority of the aggregate principal amount of the Notes (a “Majority in Interest”). The conditions or observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by written instrument and with respect to conditions or performance obligations benefiting the Company, by the Company, and with respect to conditions or performance obligations benefiting the Subscribers, only with the consent of a Majority in Interest. Any amendment or waiver effected in accordance with this Section 4.12 shall bebinding on all holders of the Notes, even if they do not execute such amendment, consent or waiver, as the case may be.

4.13 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by creditors of any party.

4.14 Waiver. No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement or to exercise any right or remedy available upon a breach thereof shall constitute a waiver of any such breach or of such or any other covenant, agreement, term or condition.

4.15 Rights And Remedies. The rights and remedies of each of the parties hereunder shall be mutually exclusive, and the implementation of one or more of the provisions of this Agreement shall not preclude the implementation of any other provision.

4.16 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Signatures On The Following Pages

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As of the date first written above, Subscriber hereby elects to purchase Notes in an aggregate subscription amount of $_1,450,000__________________________ (NOTE: to be completed by Subscriber) and executes the Subscription Agreement.

Signature of Subscriber:

Name:	Print Name of Subscriber
Title (if entity):

SSN or EIN ________________________

Mailing Address of Subscriber:	Residence of Subscriber
(if different from Mailing Address)

E-mail Address: ________

If Joint Ownership, check one:

[ ]	Joint Tenants with Right of Survivorship
[ ]	Tenants-in-Common
[ ]	Tenants by the Entirety
[ ]	Community Property
[ ]	Other (specify): ______________

Joint Owner (if applicable):

Name:

Signature Page To Subscription Agreement

FOREGOING SUBSCRIPTION ACCEPTED: BIOTRICTY, INC.

By:
Name:	Waqaas Al-Siddiq
Title:	Chief Executive Officer

Signature Page To Subscription Agreement

Exhibit A

BIOTRICTY INC.

SUBSCRIBER QUESTIONNAIRE

Biotricty Inc.

275 Shoreline Drive, Suite 150

Redwood City, California 94065

The information contained herein is being furnished to Biotricty Inc. (the “Company”) in order for the Company to determine whether the undersigned’s subscription for Convertible Promissory Notes (the “Notes”) and Warrants (the “Warrants”) therein may be accepted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated thereunder (“Regulation D”). The undersigned understands that (i) the Company will rely upon the following information for purposes of complying with Federal and applicable state securities laws, (ii) none of the Notes, the Warrants or any securities issuable thereunder will be registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D, and (iii) this questionnaire is not an offer to sell nor the solicitation of an offer to buy any Notes, Warrants or any other securities, to the undersigned.

The following representations and information are furnished herewith:

1. Qualification As An Accredited Investor. Please check the categories applicable to you indicating the basis upon which you qualify as an Accredited Investor for purposes of the Securities Act and Regulation D thereunder.

[ ]	Individual with Net Worth In Excess of $1,000,000. A natural person (not an entity) whose net worth, or joint net worth with his or her spouse, at the time of purchase exceeds $1,000,000. (Explanation: In calculating your net worth, you must exclude the value of your primary residence. This means you must exclude both the equity in your primary residence and any mortgage or other debt secured by your primary residence up to the fair market value of your primary residence; provided, however, that any indebtedness secured by your primary residence that (i) you have incurred in the 60 day period prior to the date of your subscription to the Company or (ii) is in excess of the fair market value of your primary residence should be considered a liability and deducted from your aggregate net worth. In calculating your net worth, you may include your equity in personal property and real estate (excluding your primary residence), cash, short-term investments, stock and securities. Your inclusion of equity in personal property and real estate (excluding your primary residence) should be based on the fair market value of such property less debt secured by such property.)

[ ]	Individual with a $200,000 Individual Annual Income. A natural person (not an entity) who had an individual income of more than $200,000 in each of the preceding two calendar years, and has a reasonable expectation of reaching the same income level in the current year.

A-1

[ ]	Individual with a $300,000 Joint Annual Income. A natural person (not an entity) who had joint income with his or her spouse in excess of $300,000 in each of the preceding two calendar years, and has a reasonable expectation of reaching the same income level in the current year.

[ ]	Corporations or Partnerships. A corporation, partnership, or similar entity that has in excess of $5,000,000 of assets and was not formed for the specific purpose of acquiring Notes and Warrants in the Company.

[ ]	Revocable Trust. A trust that is revocable by its grantors and each of whose grantors is an accredited investor. (If this category is checked, please also check the additional category or categories under which the grantor qualifies as an accredited investor.)

[ ]	Irrevocable Trust. A trust (other than an ERISA plan) that (i) is not revocable by its grantors, (ii) has in excess of $5,000,000 of assets, (iii) was not formed for the specific purpose of acquiring Notes and Warrants, and (iv) is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Company.

[ ]	IRA or Similar Benefit Plan. An IRA, Keogh or similar benefit plan that covers a natural person who is an accredited investor. (If this category is checked, please also check the additional category or categories under which the natural person covered by the IRA or plan qualifies as an accredited investor.)

[ ]	Participant-Directed Employee Benefit Plan Account. A participant-directedemployee benefit plan investing at the direction of, and for the account of, a participant who is an accredited investor. (If this category is checked, please also check the additional category or categories under which the participant qualifies as an accredited investor.)

[ ]	Other ERISA Plan. An employee benefit plan within the meaning of Title I of the ERISA Act other than a participant-directed plan with total assets in excess of $5,000,000 or for which investment decisions (including the decision to purchase an Interest) are made by a bank, registered investment adviser, savings and loan association, or insurance company.

[ ]	Government Benefit Plan. A plan established and maintained by a state, municipality, or any agency of a state or municipality, for the benefit of its employees, with total assets in excess of $5,000,000.

[ ]	Non-Profit Entity. An organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, with total assets in excess of $5,000,000 (including endowment, annuity and life income funds), as shown by the organization’s most recent audited financial statements.

A-2

[ ]	Other Institutional Investor (check one).

[ ]	A bank, as defined in Section 3(a)(2) of the Securities Act (whether acting for its own account or in a fiduciary capacity);
[ ]	A savings and loan association or similar institution, as defined in Section 3(a)(5)(A) of the Securities Act (whether acting for its own account or in a fiduciary capacity;
[ ]	A Placement Agent-dealer registered under the Securities Exchange Act of 1934, as amended;
[ ]	An insurance company, as defined in section 2(13) of the Securities Act;
[ ]	A “business development company,” as defined in Section 2(a)(48) of the Investment Company Act;
[ ]	A small business investment company licensed under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or
[ ]	A “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

[ ]	Executive Officer or Director. A natural person who is an executive officer, director or managing member of the Company.

[ ]	Entity Owned Entirely By Accredited Investors. A corporation, partnership, private investment company or similar entity each of whose equity owners is an accredited investor. (If this category is checked, please also check the additional category or categories under which each equity owner qualifies as an accredited investor.)

[ ]	I do not qualify for any of the above.

2. Representations And Warranties By Limited Liability Companies, Corporations, Partnerships, Trusts And Estates. If the Subscriber is a corporation, partnership, limited liability company or trust, the Subscriber and each person signing on behalf of Subscriber certifies that the following responses are accurate and complete:

Was the undersigned organized or reorganized for the specific purpose, or for the purpose among other purposes, of acquiring interests in the Company?

Yes	[ ]	No	[ ]

Will the Subscriber, at any time, invest more than 40% of Subscriber’s assets in the Company?

Yes	[ ]	No	[ ]

Under the Subscribing entity’s governing documents and in practice, are the Subscribing entity’s investment decisions based on the investment objectives of the Subscribing entity and its owners generally and not on the particular investment objectives of any one or more of its individual owners?

Yes	[ ]	No	[ ]

A-3

Does any individual shareholder, partner or member or group of shareholders, partners or members of the undersigned have the right to elect whether or not to participate in the investment of the Subscribing entity in the Company or to determine the level of participation of such partner or group therein?

Yes	[ ]	No	[ ]

Is the Subscribing entity authorized and qualified to become a note holder of the Company and does the Subscribing entity and the undersigned hereto further represent and warrant that such signatory has been duly authorized by the Subscribing entity to execute the Subscription Documents?

Yes	[ ]	No	[ ]

Is the undersigned a private investment company which is not registered underthe Investment Company Act, as amended, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

Yes	[ ]	No	[ ]

3. Taxpayer Id Number; No Backup Withholding; Not A Foreign Person Or Entity. If Subscriber is a “non-U.S. person or entity,” allocations of Company income may be subject to withholding and taxation under the Internal Revenue Code, as amended (“Code”). Subscriber acknowledges that it may be required to file U.S. income tax returns. If the Subscriber is a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the regulations thereunder), please contact the Company. The Subscriber understands that the information contained in this item may be disclosed to the Internal Revenue Service by the Company and that any false statement contained in this item could be punished by fine, imprisonment or both.

Subscriber certifies that the taxpayer identification number being supplied herewith by Subscriber is Subscriber’s correct taxpayer identification number and that Subscriber is not subject to backup withholding under Section 3406 of the Code and the regulations thereunder?

Yes	[ ]	No	[ ]

Subscriber certifies that Subscriber is not a “Non-U.S. person” or, if an entity, that Subscribing entity is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined the Code and the regulations thereunder.

Yes	[ ]	No	[ ]

If Subscriber’s non-foreign status changes or if any other information in this item changes, Subscriber agrees to notify the Company within 30 days thereafter.

Yes	[ ]	No	[ ]

A-4

To the best of my information and belief, the above information supplied by me is true and correct in all respects.

By:
Name:
Title:
Date:

A-5